                                                                      EXHIBIT 13

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Balanced Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Conservative Growth Lifestyle Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Core Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $1,250, 125 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Domestic Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Growth Lifestyle Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General High Yield Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,650, 365 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General International Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or nay part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,600, 360 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General International Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $2,850, 285 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Large Cap Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $2,900, 290 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Large Cap Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $4,050, 405 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Mid Cap Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Mid Cap Index Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,950, 395 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Mid Cap Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Money Market Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Moderate Growth Lifestyle Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Municipal Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Municipal Money Market Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General S&P 500 Index Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,900, 390 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Small Cap Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Small Cap Index Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,850, 385 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Small Cap Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Socially Responsible Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 2 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000, 500 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Strategic Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         5. The execution of this Agreement has been authorized by the Fund's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 7th day of October, 1998.


The Variable Annuity                        American General Series
Life Insurance Company                      Portfolio Company 2




By: /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
   ------------------------------              ------------------------------
Title: Chairman and CEO                     Title: President
      ---------------------------                 ---------------------------

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